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It All Depends on Your Level of Risk Tolerance, Personal Financial Situation and Time Horizon

There are many types of investments available. They can be as basic as a savings account or as risky as futures contracts. According to the American Association of Individual Investors (AAII), the following is an overview of investment vehicles listed in order of increasing risk (risk is defined here as volatility of return):

  Bank Account: savings, checking, CD's, etc.
  Money Market Funds
  Debt Investments: Bonds and Bond Mutual Funds
  Common Stocks and Stock Mutual Funds
  Real Estate
  Collectibles
  Options
  Futures

Here is a basic primer discussing several of your options for investment:

Savings Account
The rate of return for savings accounts is often lower than for other forms of investment. Savings are also usually more liquid, meaning you may readily convert your investment to cash. Interest-bearing checking and savings accounts are offered by banks, credit unions, and savings and loans institutions. You should shop for the best rates, as interest rates compounding frequencies and services vary widely among financial institutions.

Certificates of Deposit (CDs) are purchased for specific amounts of money at a fixed rate of interest for a specific amount of time. CDs may be purchased for as little as $500 but generally are priced at $1,000, $5,000, or $10,000.

U.S. Savings Bonds come in two varieties: Series EE and Series HH. Available at most banks and through payroll deduction, EE bonds are purchased for 50 percent of their face value (the amount the bond is worth when it matures). The minimum purchase is $25 for a $50 bond that matures in eight to 12 years. The interest rate is keyed to variable market interest rates. Bonds cashed before five years are penalized with an interest rate that is lower than the market rate.

HH bonds are purchased at face value from a Federal Reserve Bank or through the Treasury. You cannot buy HH bonds with cash. You may aquire them by trading a minimum of $500 worth of EE bonds or by reinvesting a Series H Bond that has matured. Series HH bonds mature in 10 years with interest paid semi-annually via check or an electronic funds transfer to the bondholder's bank account.

U.S. Treasury Securities include Treasury bills, notes and bonds. These can be purchased through financial institutions for a fee or at a branch of the Federal Reserve Bank with no added cost. These are usually sold in multiples of $1,000, $5,000 or $10,000.

Higher Risk Investments
Moving from insured savings accounts to other types of investments, one encounters greater risk - - but the opportunity for higher returns and/or interest. Higher risk investments include stocks, corporate and municipal bonds, mutual funds, real estate, collectibles and futures contracts. You will want to consider yield, risk, and liquidity factors when you decide which of these investments suits your financial goals.

Stocks. When you own shares of common stock you actually become part owner of a company. If the company does well, the value of your stock should go up over time. If the company does not do well, the value of your investment will decrease. Eighty percent of large companies distribute a portion of their profits to shareholders as dividends.

Selecting individual stocks requires time, effort and knowledge. Your objective in buying stocks is to choose those that will increase in value over time. The friendly advice, "Buy low and sell high" is quite often easier said than done. Selecting stocks is both an art and a science, and many investment professionals with considerable education and skill have difficulty beating the market.

Bonds. When you own a bond, you have loaned money to a company or a governmental unit. In return, the borrower promises to repay the amount borrowed plus interest. Corporate bonds are issued by publicly owned companies, while municipal bonds are issued by state or local governments.

The price of a bond will fluctuate as interest rates go up or down. Municipal bonds are used to finance schools, roads, hospitals , libraries and other capital projects for the public good. Investors receive a lower rate of return in exchange for having the income exempt from federal income tax. Many states exempt income from municipal bonds from state income tax as well.

"Junk bonds" is a slang term for speculative, high-risk, high-interest rate corporate or municipal bonds. The default rate is much higher on junk bonds than on higher quality bonds. Junk bonds may be issued by companies with weak financial standing in the market or bonds may attain junk status when companies that issued them falter.

Mutual Funds. A mutual fund invests the pooled money of its shareowners in various types of investments. The fund manager(s) buy and sell securities for the fund's shareowners. Mutual funds are of varying risk depending on the type of securities in which they invest and their style of investing. Their values rise and fall with the securities in the fund.

Mutual funds offer several benefits for investors:

  diversification
  professional management
  relatively low transaction cost
  liquidity and convenience (easy to buy and sell shares)

Mutual funds have specific investment objectives which determine the types of securities the fund manager buys. The fund objectives are stated clearly in the prospectus (the legal document describing the fund).

More than over 8,000 different mutual funds are available. Many mutual funds are part of a family of funds. Financial service companies may offer a number of funds with different objectives, and the investor often may switch from one fund to another within the same family at little or no expense.

Real Estate. Home ownership is an investment. Like other investments, homes can appreciate in value and serve as a hedge against inflation. Houses can also drop in value and fail to keep pace with inflation. Direct ownership of rental units and commercial buildings takes considerable time, skill, knowledge, and risk tolerance on the part of the individual owner. Purchasing a rental property, for example, without full knowledge and experience could lead to losses far exceeding the original investment.

Another way to invest in real estate is through the purchase of limited partnerships, composed of a general partner who buys and manages the investments, and limited partners who invest in the project and whose participation is limited to the profits or losses of the venture. Publicly traded Real Estate Investment Trusts (REITS) are similar in operation to mutual funds, but invest in real estate.

Collectibles. Antiques, stamps, precious metals or gems pay no interest or dividends and depend on an increase in value over time for the return on the investment. The rewards as well as the losses of owning collectibles can be great. Financial advisors often caution against collectibles because there is no regulated marketplace, liquidity can be a problem, information regarding pricing is almost non-existent, and fraud is common in markets for coins, gems, synthetic gems and precious metals which have little or no regulation.

Futures Contracts. A futures contract is a commitment to buy or sell a specific amount of a commodity at a specific future date and price. This speculative investment is only for knowledgeable investors who are willing to take high risk. Futures should never be more than a small portion of a total investment portfolio.

Futures contracts deal in products ranging from corn, soybeans, wheat and cattle to gold, crude oil, Japanese yen and U.S. Treasury bonds. The investor contracts to buy or sell these commodities at a future date, speculating on the value of the commodity on that date. Futures contacts are generally suited to only very sophisticated investors because of the very high risk.

For additional information on the array of investment choices and the risk vs. reward factors suitable for your individual financial goals, contact a reputable financial advisor.

Information used in this article is taken from materials published by the AAII, the NASD and the National Institute for Consumer Education.

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